UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2009

    ZBB ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-33540 (Commission File Number)	39-1987014 (IRS Employer Identification No.)

N93 W14475 Whittaker Way Menomonee Falls, Wisconsin (Address of principal executive offices)	53051 (Zip Code)

Registrant’s telephone number, including area code:  (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On August 13, 2009, ZBB Energy Corporation (the “Company”) entered into a subscription agreement dated August 13, 2009 (the “Subscription Agreement”) with CapStone Investments (“CapStone”) and the purchasers signatory thereto.  The Subscription Agreement relates to the issuance and sale by the Company of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), warrants to purchase shares of Common Stock (the “Warrants”) and shares of Common Stock issuable upon exercise of the Warrants.  The Company may issue and sell up to 2,100,000 shares of Common Stock and Warrants to purchase up to 420,000 shares of Common Stock pursuant to the Subscription Agreement, although the  amount actually issued and sold may be less than this amount.  The form of Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Warrants issued to each purchaser will be subject to the terms of a common stock purchase warrant (the “Common Stock Purchase Warrant”).  The Common Stock Purchase Warrants are exercisable at a price of $1.33 per share at any time on or after 181 days from their initial issuance through and including the fifth anniversary of the initial exercise date.

The Common Stock Purchase Warrants are subject to adjustment in the event of stock splits or dividends, business combinations, sale of assets and other similar transactions.  In addition, the Common Stock Purchase Warrants are subject to a redemption provision that permits the Company to redeem all, but not a portion, of the Common Stock Purchase Warrants (unless previously exercised by the holder) provided certain conditions are met.  A copy of the form of Common Stock Purchase Warrant is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The offering is being made under the Company’s Shelf Registration Statement (the “Registration Statement”) on Form S-3 (Registration No. 333-156941), filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2009, including the base prospectus included therein and a prospectus supplement dated August 13, 2009 and filed with the SEC on August 14, 2009.

The foregoing descriptions of the Subscription Agreement and the Common Stock Purchase Warrant, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 and 10.2, respectively.

Item 8.01

Other Events.

In addition to the Subscription Agreement and the Common Stock Purchase Warrant, Exhibits 5.1 and 23.1 are filed herewith in connection with the Registration Statement and are incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

5.1	Opinion of Godfrey & Kahn, S.C.

10.1	Form of Subscription Agreement, dated August 13, 2009, entered into between ZBB Energy Corporation and CapStone Investments and each purchaser signatory thereto

10.2	Form of Common Stock Purchase Warrant, attached as Exhibit C to the form of Subscription Agreement

23.1	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2009

ZBB ENERGY CORPORATION

By:  /s/ Robert J. Parry

Robert J. Parry

Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Godfrey & Kahn, S.C.

10.1	Form of Subscription Agreement, dated August 13, 2009, entered into between ZBB Energy Corporation and CapStone Investments and each purchaser signatory thereto

10.2	Form of Common Stock Purchase Warrant, attached as Exhibit C to the form of Subscription Agreement

23.1	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.1)

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